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                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-81276 (1994 Stock Option Plan) and 33-97850 (Employee Stock Purchase Plan), each on Form S-8, and Registration Statement No. 33-94378 (Dividend Reinvestment
Plan) on Form S-3, of our report dated January 30, 1998, appearing in this Annual Report on Form 10-K of Southwest Bancorp, Inc. for the year ended December 31, 1997.


/s/ DELOITTE & TOUCHE LLP
OKLAHOMA CITY, OKLAHOMA
MARCH 26, 1998